Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with this Quarterly Report on Form 10-Q of Winnebago Industries, Inc. for the quarter ended November 28, 2015, I, Lawrence A. Erickson, Chief Executive Officer and President of Winnebago Industries, Inc., certify that pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

a.
This Quarterly Report on Form 10-Q (“periodic report”) of Winnebago Industries, Inc. (the “issuer”), for the fiscal quarter ended November 28, 2015 as filed with the Securities and Exchange Commission on the date of this certificate, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

b.	the information contained in this periodic report fairly represents, in all material respects, the financial condition and results of operations of the issuer.

Date:	December 23, 2015	By:	/s/ Lawrence A. Erickson
Lawrence A. Erickson
Interim Chief Executive Officer,
Chairman of the Board